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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 28, 1999
                Date of Report (Date of earliest event reported)



                             UNION TANK CAR COMPANY
             (Exact name of registrant as specified in its charter)




   DELAWARE                        1-5666                          36-3104688
(State or other                  (Commission                      (IRS Employer
jurisdiction of                 File Number)                   Identification No.)
incorporation)


225 W. WASHINGTON STREET, CHICAGO, IL                                60606
(Address of principal executive offices)                           (Zip Code)


        Registrant's telephone number, including area code (312)372-9500



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On April 28, 1999, Union Tank Car Company (the "Company") entered into a Selling Agency Agreement with Salomon Smith Barney Inc. relating to the issuance and sale by the Company of $25,000,000 principal amount of Medium-Term Notes, Series D (the "Notes"). On May 3, 1999, the Company sold $25,000,000 principal amount of 5.91% Notes due May 1, 2002. Interest on the Notes is payable semi-annually on March 1 and September 1 of each year, commencing on September 1, 1999. The Notes are non-redeemable and not subject to a sinking fund. Proceeds from the sale of the Notes are being used for general corporate purposes. The Notes were registered under the Securities Act of 1933 pursuant to the Company's Registration Statement on Form S-3 (333-45105).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)-(b)  Not applicable.

         (c)      Exhibits.

1(d) Selling Agency Agreement dated April 28, 1999 between the Company and Salomon Smith Barney Inc.

4(b)(12) Seventh Supplemental Indenture dated as of April 28, 1999 between the Company and Harris Trust and Savings Bank.

4(b)(13)  Form of Note (included in Exhibit 4(b)(12)).



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNION TANK CAR COMPANY




                                    By:  /s/ R.C. GLUTH
                                         ---------------------------------
                                         R.C. Gluth
                                         Executive Vice President

Date:  May 4, 1999


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